Exhibit 32.2
CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Sean Sullivan, Executive Vice President, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Annual Report on Form 10‑K for the year ended December 31, 2025, (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Acushnet Holdings Corp.

Date: February 27, 2026

	By:	/s/ SEAN SULLIVAN
		Name:	Sean Sullivan
		Title:	Executive Vice President, Chief Financial Officer